Schedule of Investments (unaudited)
September 30, 2025
 Western Asset Inflation Indexed Plus Bond Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value
U.S. Treasury Inflation Protected Securities — 88.0%
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	$1,956,045	$2,044,493
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	4,912,725	5,372,766
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	747,315	753,714
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	3,155,278	2,355,215
U.S. Treasury Bonds, Inflation Indexed	0.250%	2/15/50	4,397,855	2,604,632
U.S. Treasury Bonds, Inflation Indexed	0.125%	2/15/52	1,276,528	692,649
U.S. Treasury Notes, Inflation Indexed	0.875%	1/15/29	3,966,109	3,936,875
U.S. Treasury Notes, Inflation Indexed	0.250%	7/15/29	1,515,504	1,470,607
U.S. Treasury Notes, Inflation Indexed	1.625%	10/15/29	2,361,341	2,408,753
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/30	2,260,098	2,158,439
U.S. Treasury Notes, Inflation Indexed	1.625%	4/15/30	1,014,820	1,030,700
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/32	291,347	268,361
U.S. Treasury Notes, Inflation Indexed	1.125%	1/15/33	2,928,150	2,838,963
U.S. Treasury Notes, Inflation Indexed	1.750%	1/15/34	5,044,512	5,070,167
U.S. Treasury Notes, Inflation Indexed	2.125%	1/15/35	2,763,828	2,846,184
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/35	1,006,070	1,014,532

Total U.S. Treasury Inflation Protected Securities (Cost — $37,992,493)				36,867,050
Corporate Bonds & Notes — 5.0%
Energy — 2.4%
Oil, Gas & Consumable Fuels — 2.4%
Columbia Pipelines Holding Co. LLC, Senior Notes	6.042%	8/15/28	130,000	135,697 (a)
Ecopetrol SA, Senior Notes	4.625%	11/2/31	200,000	179,510
Energy Transfer LP, Senior Notes	5.250%	4/15/29	120,000	123,494
EQT Corp., Senior Notes	5.000%	1/15/29	120,000	121,744
Occidental Petroleum Corp., Senior Notes	3.500%	8/15/29	240,000	229,591
ONEOK Inc., Senior Notes	5.800%	11/1/30	110,000	115,955
Targa Resources Corp., Senior Notes	4.200%	2/1/33	130,000	123,580

Total Energy				1,029,571
Materials — 2.6%
Metals & Mining — 2.0%
Antofagasta PLC, Senior Notes	2.375%	10/14/30	340,000	308,411 (a)
ArcelorMittal SA, Senior Notes	7.000%	10/15/39	140,000	157,357
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	140,000	139,403 (a)
Yamana Gold Inc., Senior Notes	4.625%	12/15/27	230,000	230,398
Total Metals & Mining				835,569
Paper & Forest Products — 0.6%
Inversiones CMPC SA, Senior Notes	4.375%	4/4/27	240,000	240,667 (b)

Total Materials				1,076,236
Total Corporate Bonds & Notes (Cost — $2,104,703)				2,105,807
Collateralized Mortgage Obligations(c) — 4.3%
Benchmark Mortgage Trust, 2023-B38 A4	5.525%	4/15/56	130,000	136,525
BLP Commercial Mortgage Trust, 2023-IND A (1 mo. Term SOFR + 1.692%)	5.842%	3/15/40	322,915	323,239 (a)(d)
BX Trust, 2022-VAMF A (1 mo. Term SOFR + 0.850%)	5.000%	1/15/39	190,000	189,877 (a)(d)
Citigroup Commercial Mortgage Trust, 2023-SMRT A	6.015%	10/12/40	230,000	237,213 (a)(d)
Deephaven Residential Mortgage Trust, 2022-1 A2	2.961%	1/25/67	210,000	175,078 (a)(d)
Ellington Financial Mortgage Trust, 2022-1 A2	3.001%	1/25/67	120,000	91,080 (a)(d)
See Notes to Schedule of Investments.

Western Asset Inflation Indexed Plus Bond Fund 2025 Quarterly Report

Schedule of Investments (unaudited) (cont’d)
September 30, 2025
 Western Asset Inflation Indexed Plus Bond Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations(c) — continued
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Trust, 2021-DNA6 M2 (30 Day Average SOFR + 1.500%)	5.856%	10/25/41	$162,636	$163,126 (a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Trust, 2022-DNA2 M1B (30 Day Average SOFR + 2.400%)	6.756%	2/25/42	200,000	203,692 (a)(d)
Morgan Stanley Bank of America Merrill Lynch Trust, 2016-C32 A3	3.459%	12/15/49	189,679	188,279
WaMu Mortgage Pass-Through Certificates Trust, 2005-AR4 A5	4.350%	4/25/35	119,438	115,996 (d)

Total Collateralized Mortgage Obligations (Cost — $1,864,854)				1,824,105
Sovereign Bonds — 1.0%
Peru — 1.0%
Peruvian Government International Bond, Senior Notes	5.500%	3/30/36	90,000	91,823
Peruvian Government International Bond, Senior Notes	3.300%	3/11/41	410,000	319,390

Total Sovereign Bonds (Cost — $401,742)				411,213
Total Investments — 98.3% (Cost — $42,363,792)				41,208,175
Other Assets in Excess of Liabilities — 1.7%				696,285
Total Net Assets — 100.0%				$41,904,460

(a)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)
Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the
Board of Directors.

(c)
Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(d)
Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

Abbreviation(s) used in this schedule:
REMIC	—	Real Estate Mortgage Investment Conduit
SOFR	—	Secured Overnight Financing Rate
At September 30, 2025, the Fund had the following open futures contracts:
	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
Australian Dollar	5	12/25	$326,013	$331,100	$5,087
U.S. Treasury 5-Year Notes	41	12/25	4,471,561	4,477,008	5,447
U.S. Treasury 10-Year Notes	12	12/25	1,343,835	1,350,000	6,165
					16,699
Contracts to Sell:
U.S. Treasury Ultra Long-Term Bonds	26	12/25	3,041,592	3,121,625	(80,033)
Net unrealized depreciation on open futures contracts					$(63,334)
See Notes to Schedule of Investments.

Western Asset Inflation Indexed Plus Bond Fund 2025 Quarterly Report

 Western Asset Inflation Indexed Plus Bond Fund
At September 30, 2025, the Fund had the following open forward foreign currency contracts:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
GBP	67,961	USD	90,880	Goldman Sachs Group Inc.	10/16/25	$529
GBP	144,724	USD	193,698	Goldman Sachs Group Inc.	10/16/25	960
USD	290,436	GBP	212,685	Goldman Sachs Group Inc.	10/16/25	4,370
USD	3,070	EUR	2,597	JPMorgan Chase & Co.	10/16/25	17
Net unrealized appreciation on open forward foreign currency contracts						$5,876

Abbreviation(s) used in this table:
EUR	—	Euro
GBP	—	British Pound
USD	—	United States Dollar
At September 30, 2025, the Fund had the following open swap contracts:
CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION
Reference Entity	Notional Amount	Termination Date	Periodic Payments Received by the Fund	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Markit CDX.NA.IG.45 Index	$1,460,000	12/20/30	1.000% quarterly	$33,190	$33,410	$(220)
This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.
See Notes to Schedule of Investments.

Western Asset Inflation Indexed Plus Bond Fund 2025 Quarterly Report

Notes to Schedule of Investments (unaudited)
1. Organization and significant accounting policies
Western Asset Inflation Indexed Plus Bond Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland Statutory Corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946.
(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors (the “Board”).
Pursuant to policies adopted by the Board, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board quarterly.
The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Western Asset Inflation Indexed Plus Bond Fund 2025 Quarterly Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
•
Level 1 — unadjusted quoted prices in active markets for identical investments
•
Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•
Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
U.S. Treasury Inflation Protected Securities	—	$36,867,050	—	$36,867,050
Corporate Bonds & Notes	—	2,105,807	—	2,105,807
Collateralized Mortgage Obligations	—	1,824,105	—	1,824,105
Sovereign Bonds	—	411,213	—	411,213
Total Investments	—	$41,208,175	—	$41,208,175
Other Financial Instruments:
Futures Contracts††	$16,699	—	—	$16,699
Forward Foreign Currency Contracts††	—	$5,876	—	5,876
Total Other Financial Instruments	$16,699	$5,876	—	$22,575
Total	$16,699	$41,214,051	—	$41,230,750
LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts††	$80,033	—	—	$80,033
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection††	—	$220	—	220
Total	$80,033	$220	—	$80,253

†	See Schedule of Investments for additional detailed categorizations.
††	Reflects the unrealized appreciation (depreciation) of the instruments.
2. Transactions with affiliated company
As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the period ended September 30, 2025. The following transactions were effected in such company for the period ended September 30, 2025.

	Affiliate Value at December 31, 2024	Purchased		Sold
		Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$4,744,218	4,744,218	$4,744,218	4,744,218

Western Asset Inflation Indexed Plus Bond Fund 2025 Quarterly Report

Notes to Schedule of Investments (unaudited) (cont’d)

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at September 30, 2025
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$3,020	—	—

Western Asset Inflation Indexed Plus Bond Fund 2025 Quarterly Report